BRIDGE BUILDER TRUST
Bridge Builder Small/Mid Cap Growth Fund
Supplement dated September 8, 2021
to the Prospectus dated October 28, 2020, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
The Trustees of the Bridge Builder Trust (the “Trust”), on behalf of the Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), have approved (i) a sub‑advisory agreement among Olive Street Investment Advisers, Inc. (“Olive Street”), Driehaus Capital Management LLC (“Driehaus”), and the Trust, on behalf of the Small/Mid Cap Growth Fund and (ii) a sub‑advisory agreement among Olive Street, Victory Capital Management Inc. (“Victory Capital”), and the Trust, on behalf of the Small/Mid Cap Growth Fund, each to be effective as of September 9, 2021.
Accordingly, effective as of September 9, 2021, the Prospectus is hereby supplemented and revised as follows:

1.
The fourth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser may allocate Fund assets for each investment strategy to the following Sub‑advisers: Artisan Partners Limited Partnership (“Artisan Partners”); BlackRock Investment Management, LLC (“BlackRock”); Champlain Investment Partners, LLC (“Champlain”); Driehaus Capital Management LLC (“Driehaus”); Eagle Asset Management, Inc. (“Eagle”); Stephens Investment Management Group, LLC (“SIMG”); and Victory Capital Management Inc. (“Victory Capital”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub‑advisers. Below is a summary of each Sub‑adviser’s principal investment strategies.

2.	The following paragraphs are hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund”:
Driehaus’ Principal Investment Strategies
Driehaus primarily invests in the equity securities of U.S. small capitalization and U.S. medium capitalization companies which will generally be, at the time of investment, within the capitalization range of those companies included in the Russell 2500® Growth Index without regard to the index’s float adjustment. Investment decisions are based on Driehaus’ belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. An investment decision is also based on the evaluation by Driehaus of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. Driehaus sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations. Driehaus frequently and actively trades its portfolio securities.
Victory Capital’s Principal Investment Strategies
Victory Capital employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes will produce sustainable earnings growth over a multi-year horizon. Valuation is an integral part of the growth investment process and purchase decisions are based on the team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations.
Victory Capital regularly reviews the investments held in Victory Capital’s allocated portion of the Fund’s assets and will sell securities when the team believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the team’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

3.	The following tables are hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund”:
Driehaus

Portfolio Managers	Position with Driehaus	Length of Service to the Fund
Jeff James	Lead Portfolio Manager	Since September 2021
Michael Buck	Portfolio Manager	Since September 2021
Prakash Vijayan, CFA	Assistant Portfolio Manager	Since September 2021
Victory Capital

Portfolio Managers	Position with Victory Capital	Length of Service to the Fund
D. Scott Tracy, CFA	Chief Investment Officer and Portfolio Manager	Since September 2021
Stephen J. Bishop	Portfolio Manager	Since September 2021
Melissa Chadwick-Dunn	Portfolio Manager	Since September 2021
Christopher W. Clark, CFA	Portfolio Manager	Since September 2021
Paul Leung, CFA	Portfolio Manager	Since September 2021

4.
The last paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser may allocate assets of the Small/Mid Cap Growth Fund to the following Sub‑advisers: Artisan Partners, BlackRock, Champlain, Driehaus, Eagle, SIMG, and Victory Capital. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

5.
The following paragraphs are hereby added to the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Driehaus’ Principal Investment Strategies
Driehaus primarily invests in the equity securities of U.S. small capitalization and U.S. medium capitalization companies which will generally be, at the time of investment, within the capitalization range of those companies included in the Russell 2500® Growth Index without regard to the index’s float adjustment. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, Driehaus does not consider a float-adjustment when determining the market capitalization of a company. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. Driehaus may also invest in companies with limited or no operating histories. Driehaus does not employ any industry or sector focus but may from time to time have greater exposure to the securities of issuers within the same industry or sector. Driehaus frequently and actively trades its portfolio securities.
Investment decisions for Driehaus’ growth style of investing are based on Driehaus’ belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. An investment decision is also based on the evaluation by Driehaus of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. Driehaus sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.
Victory Capital’s Principal Investment Strategies
Victory Capital employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Victory Capital seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on Victory Capital’s expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.
Victory Capital regularly reviews the investments held in Victory Capital’s allocated portion of the Small/Mid Cap Growth Fund’s assets allocated to Victory Capital and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with its process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.
As a result of this investment process, the investments in the portion of the Small/Mid Cap Growth Fund’s assets allocated to Victory Capital may from time to time be focused in one or more economic sectors from time to time, including the information technology sector, and may from time to time generate portfolio turnover, with respect to Victory Capital’s allocated portion of the Small/Mid Cap Growth Fund’s assets, in excess of 100%.

6.
The following disclosure is hereby added as the second sentence of the second paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:

A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreements of Driehaus and Victory Capital for the Small/Mid Cap Growth Fund will be available in the Funds’ semi-annual report to shareholders for the period ending December 31, 2021.

7.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Growth Fund” under the section entitled “Management of the Funds”:
Driehaus
Driehaus, 25 East Erie Street, Chicago, IL 60611, serves as a Sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Fund. Driehaus is registered as an investment adviser with the SEC and was founded in 1982. As of June 30, 2021, Driehaus had approximately $147 million in assets under management.
Portfolio Managers:
Jeff James, Michael Buck, and Prakash Vijayan, CFA, have served as portfolio managers of the Small/Mid Cap Growth Fund since September 2021.
Mr. James, Lead Portfolio Manager, joined Driehaus in March 1997. He has held portfolio management responsibilities for the investment strategy used to manage the portion of the Small/Mid Cap Growth Fund’s assets allocated to Driehaus since January 2012 and has over 20 years of portfolio management experience at Driehaus. He is also a Portfolio Manager for other Driehaus strategies. Mr. James received his B.S. in finance from Indiana University in 1990 and his M.B.A. from DePaul University in 1995.

Mr. Buck, Portfolio Manager, joined Driehaus in February 2002. He has held portfolio management responsibilities for the investment strategy used to manage the portion of the Small/Mid Cap Growth Fund’s assets allocated to Driehaus since January 2012 and has over 10 years of portfolio management experience at Driehaus. He is also a Portfolio Manager for other Driehaus strategies. Mr. Buck received his B.A. and B.M. in economics and cello performance from Northwestern University in 2000.
Mr. Vijayan, CFA, Assistant Portfolio Manager, joined Driehaus in November 2010. He has held assistant portfolio management responsibilities for the investment strategy used to manage the portion of the Small/Mid Cap Growth Fund’s assets allocated to Driehaus since January 2020. He is also an Assistant Portfolio Manager for other Driehaus strategies. Mr. Vijayan received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.
Victory Capital
Victory Capital, 15935 La Cantera Parkway, San Antonio, TX 78256, serves as a Sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Fund. Victory Capital is registered as an investment adviser with the SEC. As of June 30, 2021, Victory Capital had assets under management of approximately $161 billion.
Portfolio Managers
D. Scott Tracy, Stephen J. Bishop, Melissa Chadwick-Dunn, Christopher W. Clark, and Paul Leung have served as portfolio managers of the Small/Mid Cap Growth Fund since September 2021.
Mr. Tracy is the Chief Investment Officer of Victory Capital’s RS Growth team and has been a co‑portfolio manager and analyst since 2007, prior to the 2016 acquisition of RS Investment Management Co. LLC (“RSIM”) by Victory Capital. He joined RSIM in 2001. Mr. Tracy is a CFA charterholder.
Mr. Bishop has been a member Victory Capital’s RS Growth team since 1996, prior to Victory Capital’s acquisition of RSIM in 2016. From 1996 to 2007, Mr. Bishop was a research analyst primarily covering the technology sector with RSIM. He became a portfolio manager in 2007.
Ms. Chadwick-Dunn has been a member of Victory Capital’s RS Growth team since 2001, prior to Victory Capital’s acquisition of RSIM in 2016. She became a portfolio manager in 2007.
Mr. Clark has been a portfolio manager of Victory Capital’s RS Growth team since 2014, prior to Victory Capital’s acquisition of RSIM in 2016. From 2007 to 2014, he was an analyst with RSIM. Mr. Clark is a CFA charterholder.
Mr. Leung has been a member of Victory Capital’s RS Growth team since 2012, prior to Victory Capital’s acquisition of RSIM in 2016. He became a portfolio manager in 2018. Mr. Leung is a CFA charterholder.
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